SALOMON BROTHERS OPPORTUNITY FUND INC

SUPPLEMENT DATED AUGUST 2, 2005

TO

PROSPECTUS DATED DECEMBER 30, 2004

The information set forth under the heading “Management” in the Prospectus is revised to include the following:

Management

Effective August 1, 2005, Patrick Hughes joins George J. Williamson as co-portfolio manager of the Fund. Mr. Hughes has been designated Vice President of the Fund and is a Vice President of Salomon Brothers Asset Management Inc, the Fund’s adviser (“SBAM”). Mr. Hughes is currently responsible for the day-to-day management of large cap core stocks for three mutual funds, a wrap program and private accounts. Mr. Hughes joined SBAM in 1995.

SAM